TCBI Q2 2019 Earnings July 17, 2019

Certain matters discussed within or in connection with these materials may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from volatility in oil and gas prices, expectations regarding rates of default and loan losses, volatility in the mortgage industry, our business strategies and our expectations about future financial performance, future growth and earnings, the appropriateness of our allowance for loan losses and provision for credit losses, the impact of changing regulatory requirements and legislative changes on our business, increased competition, interest rate risk, new lines of business, new product or service offerings and new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Opening Remarks & Financial Highlights Total Loans Total Deposits Net Income EPS ROE ROA Operating HFI Results $24.3 billion $23.0 billion $78.0 million $1.50 12.20% 1.05% • Net interest income decreased 3% from Q1-2019 and increased 5% from Q2-2018 Net Interest Income • Net interest margin decreased 32 bps from Q2-2019 to 3.41% and decreased 52 bps from Q2-2018 and Margin • LIBOR movement reflected in core LHI yields and mortgage finance yields impacted by volume pricing • Average LHI, excluding MFLs, decreased 1% from Q1-2019 ($84.7 million); and increased 6% from Q2-2018 Balance Sheet ($898.4 million) Growth • Average total MFLs increased 35% from Q1-2019 ($2.5 billion); 49% from Q2-2018 ($3.1 billion) • Average total deposits increased 7% from Q1-2019 ($1.5 billion); 15% from Q2-2018 ($2.9 billion) M Operating • Net revenue increased 1% from Q1-2019 and increased 8% from Q2-2018 Leverage • Non-interest expense increased 1% from Q1-2019 and increased 7% from Q2-2018 Credit • NCOs / average total LHI of .34% for Q2-2019 compared to .09% for Q1-2019 and .73% for Q2-2018 Quality • Non-accrual loans / total LHI of .47%, compared to .57% in Q1-2019 and .37% in Q2-2018 3

Energy and Leveraged Lending Update



Energy Outstandings 6/30/19
1%
10%
5%
84%
Total E&P
Total Midstream
Total Salt Water Disposal
Total Other



C&I Leveraged Outstandings 6/30/19
7%
8%
22%
10%
12%
41%
Accommodation and Food Services
Arts, Entertainment, and Recreation
Manufacturing
Professional, Scientific, and Technical Services
Wholesale Trade
Other Services - includes 12 industries, all individually 5% or less

Energy

- Outstanding energy loans represented 6% of total loans, or $1.6 billion, at Q2-2019 compared to 7%, or $1.7 billion, at Q1-2019 and 7%, or $1.6 billion, at Q2-2018
- Non-accruals totaled $61.1 million at Q2-2019 compared to $76.7 million at Q1-2019 and $33.6 million at Q2-2018; linked quarter decrease related to charge-offs taken during Q2-2019
- Criticized energy loans totaled $151.5 million (10% of outstanding energy loans) at Q2-2019 compared to $102.4 million (6%) at Q1-2019 and $66.0 million (4%) at Q2-2018; linked quarter increase primarily related to one relationship
- Allocated reserves of $49.4 million represents 3% of outstanding energy loans

C&I Leveraged

- Outstanding C&I leveraged loans decreased $164.2 million, or 13%, from Q4-2018; on track for expected 30% reduction for full year 2019
- Outstanding C&I leveraged loans represented 4% of total loans, or $1.1 billion, at Q2-2019 compared to 5%, or $1.2 billion, at Q1-2019 and 5%, or $1.2 billion, at Q2-2018
- Non-accruals totaled $25.0 million (2% of outstanding C&I leveraged loans) at Q2-2019, compared to $30.6 million (3%) at Q1-2019 and $36.3 million (3%) at Q2-2018
- Criticized loans totaled $197.3 million (19% of outstanding C&I leveraged loans) at Q2-2019, compared to $218.9 million (18%) at Q1-2019 and $113.7 million (9%) at Q2-2018
- Allocated reserves of $67.5 million represents 6% of outstanding C&I leveraged loans
- No significant concentration in any industry

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TEXAS CAPITAL BANCSHARES, INC.

Mortgage Finance, LHI Core Strengths • Technology investments have allowed for scalability • Historically low credit risk • Strong funding opportunities • Other product offerings developed to serve the industry • Commitment to clients in the industry allow for increased market share Efficiency Earnings & Combined Yield 50.0% 8.0 80 10.00% 45.0% 7.0 70 $4.3 9.00% $7.0 40.0% 6.0 60 8.00% 35.0% $4.0 $63.5 $3.8 $3.5 $3.2 7.00% 5.0 $5.4 30.0% 50 $4.9 $5.0 $4.9 $49.7 25.0% 4.0 40 $47.1 $47.3 $46.4 6.00% 20.0% 3.0 15.0% 5.00% 12.1% 12.2% 12.6% 30 4.16% 3.99% 4.07% 15.0% 3.91% 3.87% 9.1% Income ($M) 4.00% Avg Avg Balance($B) 2.0 20 10.0% 3.00% 1.0 5.0% 10 0.0% 0.0 0 2.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 1M LIBOR* 1.97% 2.11% 2.35% 2.50% 2.44% MFLs, LHI Efficiency Ratio Interest Income Fees (NIR) Combined Yield *Average of quarter’s daily 1M LIBOR rates 5

Net Interest Income & Margin Earning Asset & Margin Trends Quarterly Change $30.0 NII ($MM) NIM (%) 4.60% $2.8 $235.6 Q1 2019 3.73% 2.6 Increase in day count .00 $26.1 $25.0 $2.0 4.40% $2.0 $1.9 (3.8) Decrease in LHI loan yields (.05) $1.7 $23.7 $23.1 $23.6 (3.3) Decrease in MF loan yields (.05) $22.1 4.20% (2.5) Decrease in LHS yields (.03) $20.0 24.9 Increase in loan balances .00 3.93% 4.00% (9.1) Mix shift from LHI to MF (.13) (.3) Increase in liquidity (.08) $15.0 3.78% 3.70% 3.73% 3.80% (.5) Increase in funding costs (.01) - Other .03 Portfolio Balances ($B) PortfolioBalances 3.60% $243.6 Q2 2019 3.41% $10.0 3.41% NIM Highlights 3.40% • Impact of downward LIBOR move in Q1-2019 reflected in traditional LHI yields $5.0 • Mortgage finance yields impacted by volume 3.20% pricing • MCA/LHS yields impacted by decline in mortgage rates $- 3.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 • Rate of increase in total funding costs declined Total Loans Other Earning Assets NIM significantly with stable rates; increase of 2 bps during Q2-2019 compared to 15 bps during Q1-2019 • Deposit costs decreased 4 bps during Q2-2019 compared to an increase of 16 bps during Q1-2019 6

Loan Growth Average Balance Trends ($B) Total Loan Composition ($25.4Billion Q2-2019 period-end balance) $28.0 9.00% 8.80% $26.0 8.60% Business Assets 8.40% 29% $24.0 $9.5 8.20% $7.1 8.00% $22.0 $6.9 $7.1 Energy $6.4 7.80% 5% $20.0 7.60% 7.40% $18.0 7.20% Highly Liquid 7.00% Unsecured $16.0 6.80% Assets $16.6 $16.9 $16.8 3% 2% $15.9 $16.3 6.60% $14.0 6.40%Owner Occupied 6.20% R/E $12.0 5.82% 5.72% 5.73% 6.00% 5% 5.80% $10.0 5.47% 5.48% Portfolio Portfolio Balances($B) 5.60% 5.40%Residential R/E $8.0 5.20% Mkt. Risk 5% $6.0 5.00% 4.80% $4.0 4.60% 4.40% $2.0 4.20% Total Mortgage 4.00% Comml R/E Mkt. Finance $- 3.80% Risk 33% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 14% Other Assets LHI (excl. MFLs) Total MFLs LHI (excl. MFL) Yield 4% Growth Highlights • Average traditional LHI down $84.7 million (1%) from Q1-2019 and up $898.4 million (6%) from Q2-2018 • Modest growth in traditional LHI at end of the quarter; period-end balance $142.8 million higher than Q2-2019 average balance • Increase in average total MFL balances of $2.5 billion (35%) from Q1-2019 and an increase of $3.1 billion (49%) from Q2-2018 • Average total MFLs represent 36% of average total loans at Q2-2019 compared to 29% in Q1-2019 and 33% at period end 7

Deposit Growth Average Balance Trends ($B) Funding Costs 2.00% $24.0 $22.0 $7.9 $20.0 $7.9 $7.5 $7.0 1.50% 1.38% 1.40% $18.0 $8.0 1.23% $16.0 1.07% 1.33% 1.29% $14.0 $14.6 1.17% $14.0 1.00% 0.90% $12.0 $12.9 $13.5 0.99% $10.0 $11.7 Deposit Balances Deposit($B) Balances 0.81% $8.0 $6.0 0.50% $4.0 $2.0 $- 0.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Interest-Bearing Deposits DDAs Avg Cost of Deposits Total Funding Costs Growth Highlights • Deposit costs decreased 4 bps during Q2-2019 and total funding costs increased 2 bps; compared to increases of 16 bps and 15 bps, respectively, in Q1-2019 • Increase in linked quarter average total deposits with growth in demand deposits improving overall deposit costs • Continued focus on cost-effective deposit growth with new verticals and core client relationships • Slight increase in total funding costs resulting from higher FHLB borrowings used for seasonal MF surge 8

Non-interest Expense Quarterly Change NIE - Efficiency Increase/ • Changes in Salaries & Benefits components Non-interest expense ($MM) (Decrease) • Slowing of hiring positively impacting NIE Q1 2019 $140.4 growth Salaries and employee benefits – salaries only 1.1 • Annual incentive accrual ramps throughout the year and generally higher Salaries and employee benefits – non-LTI in Q2 than Q1 incentives and annual incentive pool 2.1 • FICA and seasonal payroll related items Salaries and employee benefits – FICA and generally higher in Q1 compared to Q2 seasonal payroll related items (3.3) • Deferred compensation MTM offset in Salaries and employee benefits – MTM on other non-interest income by MTM on deferred compensation (.8) related deferred compensation investments Marketing expense 2.4 • Marketing expense has variable component tied to deposits Communications and technology 1.8 • Increase in technology expense offset by decrease FDIC insurance assessment (1.0) in other non-interest expense as certain licenses and subscriptions related to technology solutions Servicing related expenses .7 are moving to technology expense All other – includes occupancy, legal and • MSR impairment of $2.8 million in Q2-2019 professional and OREO related expenses (1.8) compared to $2.9 million in Q1-2019 Q2 2019 $141.6 • Efficiency ratio 52.8% for Q2-2019 compared to 52.8% for Q1-2019 and 53.1% for Q2-2018 9

Asset Quality Allowance for Credit Losses NCO/Average Total LHI $240.0 3.5x 3.5x 3.4x 3.4x 3.3x 0.80% $220.0 3.3x 3.2x $225.4 3.2x $218.4 3.1x 3.1x $200.0 3.x 0.70% 3.x $200.6 $203.0 2.9x 2.9x $180.0 2.8x $189.6 2.8x 2.7x 2.7x 0.60% 2.6x $160.0 2.4x 2.6x 2.5x 2.5x 2.2x 2.4x $140.0 2.4x 2.3x 0.50% 2.3x 2.2x 2.2x $120.0 1.9x 2.1x 2.1x 1.8x 2.x 0.37% 2.x 0.40% ALLL ALLL ($M) $100.0 1.9x 1.6x 1.9x 1.8x 1.8x 0.29% 1.7x $80.0 1.7x 1.6x 0.30% 1.6x 1.5x 0.22% 1.5x $60.0 1.4x 1.4x 1.3x 0.16% 1.3x 0.20% $40.0 1.2x 1.2x 1.1x 1.1x 1.x $20.0 1.x 0.07% .9x 0.10% .9x .8x $- .8x Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 0.00% ALLL ALLL to Non-accrual Loans 2015 2016 2017 2018 YTD Q2 2019 Criticized Loans as % of Total LHI Combined 5.00% Reserves/ 1.03% .94% .90% .93% .93% Total LHI $600.0 $629.1 $602.8 4.00% $500.0 Asset Quality Highlights • Credit cost of $27.0 million for Q2-2019, compared to $20.0 million $442.1 $400.0 2.58% 3.00% in Q1-2019 and $27.0 million in Q2-2018 2.58% $364.0 $359.6 • NCOs $20.0 million, or 34 bps of average total LHI, in Q2-2019 $300.0 1.96% compared to $4.6 million, or 9 bps, in Q1-2019 and 73 bps in Q2-2018 1.62% 1.63% 2.00% • Criticized Criticized Loans($M) NPL ratio decreased to .47% of total LHI at Q2-2019 compared to $200.0 .57% at Q1-2019 and increased compared to .37% at Q2-2018 1.00% • Increase in criticized loans to $629.1 million at Q2-2019 compared to $100.0 $602.8 million at Q1-2019 and $364.0 million at Q2-2018 $- 0.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Criticized Loans Criticized Loans as a % of Total LHI 10

Performance Summary - Quarterly (in thousands) Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Net interest income $ 243,553 $ 235,614 $ 240,673 $ 232,175 $ 231,712 Non-interest income 24,364 30,014 15,280 25,518 17,279 Net revenue 267,917 265,628 255,953 257,693 248,991 Provision for credit losses 27,000 20,000 35,000 13,000 27,000 OREO write-down - - - (2,000) - Non-interest expense 141,561 140,378 129,862 138,143 132,131 Income before income taxes 99,356 105,250 91,091 108,550 89,860 Income tax expense 21,387 22,411 19,200 22,998 18,424 Net income 77,969 82,839 71,891 85,552 71,436 Preferred stock dividends 2,437 2,438 2,437 2,438 2,437 Net income available to common shareholders $ 75,532 $ 80,401 $ 69,454 $ 83,114 $ 68,999 Diluted EPS $ 1.50 $ 1.60 $ 1.38 $ 1.65 $ 1.38 Net interest margin 3.41% 3.73% 3.78% 3.70% 3.93% ROA 1.05% 1.26% 1.09% 1.31% 1.16% ROE 12.20% 13.58% 11.82% 14.68% 12.72% Efficiency 52.8% 52.8% 50.7% 52.8% 53.1% Efficiency, excl. OREO write-down 52.8% 52.8% 50.7% 53.6% 53.1% 11

2019 Outlook Business 2019 Outlook v. 2018 Results Comments & Changes since April 17, Driver 2019 Decreased from mid to high-single digit Average LHI Mid-single digit percent growth percent growth Average LHI – Mortgage Low to mid-twenties percent growth Increased from high-teens percent growth Finance Loans held for $2.5 billion average - sale (MCA) Average Increased from high-single digit percent Low-double digit percent growth Deposits growth Net Revenue High-single digit percent growth - Net Interest 3.35% to 3.45% Decreased from 3.60% to 3.70% Margin Provision Mid to high $80 million level - Expense Increased from mid-single digit percent NIE Mid to high-single digit percent growth growth Efficiency Ratio Low-50s - 12

Long-term Outlook Financial Goals ROA > 1.3% ROCE > 15% Efficiency Ratio < 50% Key Assumptions • Continuation of current economic conditions, allowing the Bank to capitalize on Inflection Point initiatives of growing higher return businesses and deepening client relationships • Despite more potential volatility in provision, NCOs remain 20-25 bps of average total LHI • Mortgage Finance brand strengthens and relationships expand, allowing the Bank to focus on serving high-value clients and maximizing returns • Lower-cost, lower-beta deposit verticals achieve growth and ROI targets and mitigate any earnings impacts caused by rate volatility • Product enhancements and expanded offerings improve non-interest income contribution to total revenue, even amidst ex- liquidity NIM expansion • Internal investments yield efficiency benefits and allow Bank to maintain moderate overhead growth over the horizon • Bank remains committed to efficient use of shareholder capital and maintaining liquidity at appropriate levels 13

Closing Comments • Focus on delivering premier client experience to our clients and being deliberate in our prospecting of new client relationships • Slight decrease in LHI in Q2-2019, primarily from expected runoff in leveraged lending portfolio • Taking advantage of outsized growth in mortgage finance in seasonally strong quarter with additional volumes from lower long-term rates; Q3-2019 volumes expected to be equally as strong • Seeing progress with deposit initiatives as well as growth in our existing client base • Confirming annual guidance on loan loss provisioning despite Q2-2019 provisions primarily related to energy, and not leveraged portfolio • Targeted approach in slowing pace of operating expenses is working, as we continue to be opportunistic with hiring and improving efficiencies through technology and better processes 14

Q&A 15

Appendix 16

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q2 2019		Q1 2019		Q2 2018	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 231,002	4.83%	$ 144,966	4.97%	$ 24,514	3.15%
Liquidity assets	2,520,263	2.36%	1,886,758	2.45%	1,665,087	1.74%
Loans held for sale	2,494,883	4.44%	2,122,302	4.84%	1,516,047	4.50%
LHI, mortgage finance	7,032,963	3.62%	4,931,879	3.81%	4,898,411	3.85%
LHI	16,781,733	5.73%	16,866,456	5.82%	15,883,317	5.47%
Total LHI, net of reserve	23,608,042	5.15%	21,606,213	5.42%	20,592,490	5.14%
Total earning assets	28,854,190	4.84%	25,760,239	5.15%	23,798,138	4.86%
Total assets	$29,794,983		$26,655,036		$24,606,237	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$14,599,401	1.99%	$14,025,652	2.00%	$11,654,506	1.36%
Other borrowings	4,018,231	2.53%	2,412,254	2.58%	2,113,391	1.93%
Total long-term debt	395,295	5.56%	395,205	5.67%	394,933	5.47%
Total interest bearing liabilities	19,012,927	2.18%	16,833,111	2.17%	14,162,830	1.56%
Demand deposits	7,929,266		7,047,120		8,017,578	
Total deposits	22,528,667	1.29%	21,072,772	1.33%	19,672,084	.81%
Stockholders' equity	2,632,485		2,551,663		2,325,755	
Total liabilities and stockholders' equity	$29,794,983	1.40%	$26,655,036	1.38%	$24,606,237	.90%
Net interest margin		**3.41%**		**3.73%**		**3.93%**
Total deposits and borrowed funds	**$26,546,898**	**1.48%**	**$23,485,026**	**1.46%**	**$21,785,475**	**.92%**

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TEXAS CAPITAL BANCSHARES, INC.

Average Balance Sheet - Quarterly (in thousands) QTD Average Q2/Q1 % YOY % Q2 2019 Q1 2019 Q2 2018 Change Change Total assets $29,794,983 $26,655,036 $24,606,237 12% 21% Loans held for sale 2,494,883 2,122,302 1,516,047 18% 65% Loans held for investment 16,781,733 16,866,456 15,883,317 (1)% 6% Loans held for investment, mortgage 7,032,963 4,931,879 4,898,411 43% 44% finance Total loans held for investment 23,814,696 21,798,335 20,781,728 9% 15% Total loans 26,309,579 23,920,637 22,297,775 10% 18% Liquidity assets 2,520,263 1,886,758 1,665,087 34% 51% Demand deposits 7,929,266 7,047,120 8,017,578 13% (1)% Total deposits 22,528,667 21,072,772 19,672,084 7% 15% Stockholders’ equity 2,632,485 2,551,663 2,325,755 3% 13% 18

Period End Balance Sheet (in thousands) Period End Q2/Q1 % YOY % Q2 2019 Q1 2019 Q2 2018 Change Change Total assets $29,970,384 $28,383,111 $27,781,910 6% 8% Loans held for sale 1,057,586 1,901,637 1,276,768 (44)% (17)% Loans held for investment 16,924,535 17,061,590 16,536,721 (1)% 2% Loans held for investment, mortgage 7,415,363 6,299,710 5,923,058 18% 25% finance Total loans held for investment 24,339,898 23,361,300 22,459,779 4% 8% Total loans 25,397,484 25,262,937 23,736,547 1% 7% Liquidity assets 3,480,902 2,154,155 3,288,107 62% 6% Demand deposits 7,685,340 6,743,607 7,648,125 14% 0% Total deposits 22,999,077 20,650,127 20,344,871 11% 13% Stockholders’ equity 2,668,452 2,581,942 2,343,530 3% 14% 19